UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04527)

Exact name of registrant as specified in charter:	Putnam Minnesota Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Minnesota Tax Exempt Income Fund

Semiannual report
11 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMNX

Putnam Minnesota
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 11, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Minnesota residents generally pay no state income taxes on distributions paid from municipal bonds issued in the North Star State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam Minnesota Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 Minnesota Tax Exempt Income Fund

Source: Putnam, as of 11/30/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Minnesota Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Minnesota Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, Garrett L. Hamilton, CFA, is a Portfolio Manager of the fund.

Paul, how was the market for municipal bonds during the reporting period?

In an increasingly challenging market environment, municipal bonds netted positive performance. While the Tax Cuts and Jobs Act [TCJA] enacted in December 2017 retained the tax-exempt status of municipal bonds and kept the highest individual tax rate nearly intact, it reduced the corporate income tax rate from 35% to 21%. The tax rate deduction made municipal bonds a less compelling investment for corporate buyers — thereby reducing demand for the asset class. Consequently, municipal assets held by banks declined $39.5 billion on a year-to-date basis through September 30, 2018, according to JPMorgan Research. [Most recent data available.]

Additionally, with U.S. economic growth continuing to surprise to the upside, municipal bond yields moved higher in tandem with rising Treasury rates and expectations for higher interest rates. [Bond prices generally fall as rates rise.] During the course of the six-month reporting period, the Federal Reserve raised its benchmark rate two times in June and September 2018, as it continued down the path of normalizing interest rates. At period-end,

Minnesota Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Minnesota Tax Exempt Income Fund

the federal funds rate stood at a target range of 2.00% to 2.25%.

One positive factor counteracting these demand dynamics was the tax law’s elimination of a number of deductions traditionally taken by high-income earners, which made the tax-exempt status of municipal bonds more attractive to retail buyers. As a result, municipals saw positive net fund inflows during the period.

The municipal bond market also continued to adjust to fluctuating supply dynamics created by the TCJA. With the legislation’s elimination of tax-exempt advanced refundings, new-issue supply fell. An advanced refunding occurs when an issuer refinances a bond before its call date by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. On a year-to-date basis through November 30, 2018, new municipal bond issuance totaled $312.3 billion, representing a 17.5% drop from the same period a year earlier, according to the Bond Buyer. A decline in available supply typically helps to support prices. In this reporting period, it also provided a counterweight to weaker demand from banks.

Against a backdrop of rising interest rates, municipal bonds outperformed the broader U.S. fixed-income markets for the period. The Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] returned 0.42% for the reporting period, and the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.30%.

How did the fund perform during the reporting period?

For the six months ended November 30, 2018, the fund underperformed its benchmark but outperformed the average return of its Lipper peer group, Minnesota Municipal Debt Funds.

What was your investment approach in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings.

Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the middle of the curve at period-end. This positioning resulted in an average maturity of approximately 14 years. Duration positioning, which affects the portfolio’s sensitivity to interest rates, moved from a generally neutral stance to being slightly short relative to the benchmark by the end of the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated AA and BBB. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. This defensive positioning was a small headwind for the fund’s performance as higher-yielding, lower-quality bonds outperformed lower-yielding, higher-quality bonds. With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows — resulting in the relative outperformance of lower-rated, non-investment-grade municipal bonds. From a sector-positioning perspective, we favored hospitals, higher education, and utility bonds relative to the fund’s Lipper group.

The fund continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial conditions remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane

Minnesota Tax Exempt Income Fund 7

Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto Rico bond prices have risen dramatically during 2018 to date as the market appears to be pricing in the potential of higher recoveries.

What is your outlook for interest rates and the municipal bond market in 2019?

Following the close of the reporting period, the Fed introduced its fourth rate hike of 2018 in December as expected. The Fed increased its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50%. In his comments, Fed Chair Jerome Powell sees growth and inflation moderating in the future and signaled a more patient approach to future rate increases. Powell added that there were a number of “cross-currents emerging” that warranted a reduction in hikes in 2019 from three to two.

In our view, the Fed is not on a preset course and remains pragmatic and data dependent. Tighter monetary policy, the trade war, and the winding down of the stimulus provided by the TCJA could dampen U.S. growth in 2019, in our view. As such, we believe slower growth and stable inflation may contribute to a moderation in the Fed’s pace of tightening.

We are constructive in our outlook for municipals in 2019. As to the general health of the municipal bond market, we believe credit fundamentals are stable. Employment conditions remain favorable, in our view, as the unemployment rate is close to or at a generational low. Income and sales tax receipts at the state level, as well as local property taxes, continue to grow, albeit somewhat slower than over the past few years. The number of municipal borrowers defaulting year to date through November 2018 represented the lowest level that we have seen in the past five years.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Minnesota Tax Exempt Income Fund

There will always be pockets of weakness and select issues in the municipal market that make headlines from time to time, such as pension challenges. However, while 2019 is apt to be another volatile year, we believe municipals could perform relatively well. We’ll continue to monitor municipal technicals on a daily basis to capture opportunities that arise from supply and/or demand imbalances.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Minnesota Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	4.76%	55.34%	4.50%	14.83%	2.80%	4.41%	1.45%	0.23%	–0.23%
After sales charge	4.61	49.12	4.08	10.23	1.97	0.24	0.08	–3.78	–4.22
Class B (7/15/93)
Before CDSC	4.53	47.76	3.98	11.36	2.17	2.49	0.82	–0.40	–0.55
After CDSC	4.53	47.76	3.98	9.38	1.81	–0.39	–0.13	–5.26	–5.47
Class C (10/3/06)
Before CDSC	4.48	43.87	3.70	10.63	2.04	2.03	0.67	–0.44	–0.51
After CDSC	4.48	43.87	3.70	10.63	2.04	2.03	0.67	–1.41	–1.50
Class M (4/3/95)
Before sales charge	4.43	51.11	4.21	13.35	2.54	3.62	1.19	0.00	–0.33
After sales charge	4.31	46.20	3.87	9.67	1.86	0.25	0.08	–3.25	–3.57
Class R6 (5/22/18)
Net asset value	4.85	59.02	4.75	16.26	3.06	5.13	1.68	0.46	0.02
Class Y (1/2/08)
Net asset value	4.85	59.02	4.75	16.26	3.06	5.13	1.68	0.46	–0.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Minnesota Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	5.62%	61.01%	4.88%	18.88%	3.52%	6.54%	2.13%	1.13%	0.42%
Lipper Minnesota
Municipal Debt Funds	4.95	52.80	4.31	14.78	2.79	4.04	1.33	0.07	–0.25
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/18, there were 44, 43, 39, 35, 28, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the 6-month period ended 11/30/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.118726		$0.090324	$0.083235	$0.100067		$0.131872	$0.129203
Capital gains[2]	—		—	—	—		—	—
Total	$0.118726		$0.090324	$0.083235	$0.100067		$0.131872	$0.129203
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
5/31/18	$9.14	$9.52	$9.11	$9.12	$9.13	$9.44	$9.15	$9.16
11/30/18	9.00	9.38	8.97	8.99	9.00	9.30	9.02	9.02
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.64%	2.54%	2.04%	1.88%	2.19%	2.12%	2.91%	2.87%
Taxable equivalent[4]	5.35	5.15	4.13	3.81	4.44	4.30	5.90	5.82
Current 30-day
SEC yield[5]	N/A	2.13	1.60	1.45	N/A	1.88	2.47	2.44
Taxable equivalent[4]	N/A	4.32	3.24	2.94	N/A	3.81	5.01	4.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.65% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Minnesota Tax Exempt Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	4.78%	56.76%	4.60%	16.39%	3.08%	5.01%	1.64%	0.39%	0.79%
After sales charge	4.63	50.49	4.17	11.74	2.24	0.81	0.27	–3.63	–3.24
Class B (7/15/93)
Before CDSC	4.56	49.11	4.08	12.76	2.43	3.09	1.02	–0.23	0.48
After CDSC	4.56	49.11	4.08	10.76	2.07	0.19	0.06	–5.12	–4.49
Class C (10/3/06)
Before CDSC	4.51	45.37	3.81	12.03	2.30	2.73	0.90	–0.27	0.52
After CDSC	4.51	45.37	3.81	12.03	2.30	2.73	0.90	–1.25	–0.48
Class M (4/3/95)
Before sales charge	4.45	52.66	4.32	14.75	2.79	4.20	1.38	0.15	0.69
After sales charge	4.33	47.70	3.98	11.02	2.11	0.81	0.27	–3.11	–2.59
Class R6 (5/22/18)
Net asset value	4.88	60.67	4.86	17.71	3.31	5.84	1.91	0.62	0.93
Class Y (1/2/08)
Net asset value	4.88	60.67	4.86	17.70	3.31	5.84	1.91	0.62	0.91

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 5/31/18	0.87%	1.49%	1.64%	1.14%	0.61%*	0.64%
Annualized expense ratio for the
six-month period ended 11/30/18	0.87%	1.49%	1.64%	1.14%	0.61%	0.64%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

12 Minnesota Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.35	$7.45	$8.20	$5.71	$3.06	$3.21
Ending value (after expenses)	$997.70	$994.50	$994.90	$996.70	$1,000.20	$998.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.40	$7.54	$8.29	$5.77	$3.09	$3.24
Ending value (after expenses)	$1,020.71	$1,017.60	$1,016.85	$1,019.35	$1,022.01	$1,021.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Minnesota Tax Exempt Income Fund 13

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in Minnesota and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

14 Minnesota Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Minnesota Tax Exempt Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Minnesota Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Minnesota Tax Exempt Income Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 Minnesota Tax Exempt Income Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Minnesota Tax Exempt Income Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Minnesota Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 45, 44 and 37 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Minnesota Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Minnesota Tax Exempt Income Fund 21

The fund’s portfolio 11/30/18 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	VRDN Variable Rate Demand Notes, which are floating-
AGM Assured Guaranty Municipal Corporation	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FNMA Coll. Federal National Mortgage	either daily, weekly or monthly. The rate shown is the
Association Collateralized	current interest rate at the close of the reporting
G.O. Bonds General Obligation Bonds	period. Rates are set by remarketing agents and may
NATL National Public Finance Guarantee Corp.	take into consideration market supply and demand,
U.S. Govt. Coll. U.S. Government Collateralized	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.69% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.7%)*	Rating**	Principal amount	Value
Illinois (0.1%)
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/30	AA	$100,000	$106,725
			106,725
Minnesota (97.4%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	300,000	276,672
Bethel, Charter School Lease Rev. Bonds,
(Spectrum High School), Ser. A, 4.25%, 7/1/47	BBB–	250,000	234,580
Brainerd, G.O. Bonds, (Indpt. School Dist. No. 181),
Ser. A, 4.00%, 2/1/21	AAA	500,000	501,800
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191),
Ser. A, 4.00%, 2/1/33	Aa2	500,000	521,755
Center City, Hlth. Care Facs. Rev. Bonds, (Hazelden
Betty Ford Foundation)
5.00%, 11/1/44	Baa1	500,000	531,740
5.00%, 11/1/41	Baa1	700,000	710,479
Central MN Muni. Pwr. Agcy. Rev. Bonds, (Twin Cities
Transmission Project), 5.00%, 1/1/32	A2	1,000,000	1,064,300
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112),
Ser. A, 5.00%, 2/1/31	Aa2	500,000	569,210
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12),
Ser. A, zero %, 2/1/25	AAA	750,000	635,820
Cloquet, G.O. Bonds, (Indpt. School Dist. No. 94),
Ser. B, 5.00%, 2/1/27	Aa2	1,100,000	1,264,285
Cologne, Charter School Lease Rev. Bonds, Ser. A,
5.00%, 7/1/34	BB+	345,000	349,868
Deephaven, Charter School Lease Rev. Bonds,
(Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	514,810
U.S. Govt. Coll., 5.125%, 7/1/33
(Prerefunded 7/1/23)	AAA/P	500,000	562,615
Forest Lake, Charter School Lease Rev. Bonds, (LILA
Bldg. Co.), Ser. A, 5.50%, 8/1/36	BB+	250,000	260,570
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	481,585
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	250,000	249,110

22 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist.
No. 200), Ser. A, zero %, 2/1/30	Aa2	$1,000,000	$688,540
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	599,981
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,718,325
Intermediate School Dist. No. 287 COP, Ser. A,
4.00%, 5/1/27	A1	250,000	266,498
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No.
717), Ser. A
5.00%, 2/1/28	Aa2	960,000	1,062,624
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	44,108
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194),
Ser. B, 4.00%, 2/1/27	Aa2	510,000	552,998
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple
Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	557,620
5.00%, 5/1/31	Baa1	500,000	560,005
5.00%, 5/1/30	Baa1	850,000	957,780
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-1,
1.74%, 11/15/35	VMIG1	1,000,000	1,000,000
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth.
Care Rev. Bonds, (Children’s Hlth. Care Fac.), Ser. A,
5.25%, 8/15/35	AA–	500,000	524,490
Minneapolis & St. Paul, Metro. Arpt.
Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	AA–	825,000	929,948
Ser. C, 5.00%, 1/1/36	AA–	825,000	932,720
Ser. A, 5.00%, 1/1/35	AA–	1,000,000	1,028,660
Ser. B, 5.00%, 1/1/29	A+	910,000	978,960
Ser. B, 5.00%, 1/1/23	A+	730,000	799,292
Ser. B, 5.00%, 1/1/22	AA–	1,250,000	1,252,600
Minneapolis, Rev. Bonds, (YMCA of the Greater
Twin Cities)
4.00%, 6/1/31	Baa1	100,000	102,937
4.00%, 6/1/27	Baa1	100,000	105,838
Minneapolis, Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A,
5.00%, 11/15/44	A+	250,000	269,095
4.00%, 11/15/38	A+	500,000	502,085
Minneapolis, Student Hsg. 144A Rev. Bonds,
(Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	504,080
Minnetonka, COP, (Indpt. School Dist. No. 276),
Ser. E, 5.00%, 3/1/29	Aa1	350,000	352,429
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill), FNMA
Coll., 1.70%, 5/15/34	VMIG1	375,000	375,000
MN State Agricultural & Econ. Dev. Board Rev.
Bonds, (Essentia Hlth. Oblig. Group), Ser. C-1, AGC,
5.00%, 2/15/30	AA	1,000,000	1,028,350
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,325,222

Minnesota Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State G.O. Bonds
Ser. A, 5.00%, 8/1/35	AAA	$750,000	$849,308
(Trunk Hwy.), Ser. B, 5.00%, 10/1/30	AAA	1,000,000	1,074,610
Ser. A, U.S. Govt. Coll., 5.00%, 10/1/24
(Prerefunded 10/1/21)	AAA/P	10,000	10,785
Ser. A, 5.00%, 8/1/19	AAA	2,000,000	2,041,520
(Trunk Hwy.), Ser. B, 4.00%, 8/1/26	AAA	500,000	513,370
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	1,000,000	1,090,480
Ser. B, 5.00%, 3/1/29	AA+	500,000	543,100
MN State College & U. Rev. Bonds, Ser. A
5.00%, 10/1/31	Aa3	1,000,000	1,072,340
4.00%, 10/1/25	Aa3	1,000,000	1,060,140
MN State Higher Ed. Fac. Auth. Rev. Bonds
(College of St. Scholastica, Inc.), Ser. H,
5.125%, 12/1/40	Baa2	750,000	758,925
(Bethel U.), 5.00%, 5/1/47	BBB–	1,000,000	1,046,040
(Carleton College), Ser. D, U.S. Govt. Coll., 5.00%,
3/1/40 (Prerefunded 3/1/19)	Aa2	1,000,000	1,007,870
(U. of St. Thomas), Ser. 7-A, U.S. Govt. Coll., 5.00%,
10/1/39 (Prerefunded 10/1/19)	A2	500,000	512,530
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,071,370
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	835,995
(St. Catherine U.), Ser. 7-Q, 5.00%, 10/1/32
(Prerefunded 10/1/22)	Baa1	700,000	769,342
(Gustavus Adolphus College), Ser. 7-B, U.S. Govt.
Coll., 5.00%, 10/1/31 (Prerefunded 10/1/19)	A3	500,000	512,530
(College of St. Benedict), Ser. 7-M, U.S. Govt. Coll.,
5.00%, 3/1/31 (Prerefunded 3/1/20)	Baa1	300,000	311,013
(St. John’s U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	551,340
(St. Olaf College), Ser. 7-F, U.S. Govt. Coll., 4.50%,
10/1/30 (Prerefunded 10/1/19)	A1	750,000	765,435
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,012,150
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	569,427
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	516,835
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	904,976
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	413,416
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	414,912
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	93,489
(College of St. Scholastica, Inc.), Ser. 7-R,
4.00%, 12/1/19	Baa2	200,000	202,664
(Macalester College), Ser. 7-S, 3.00%, 5/1/22	Aa3	415,000	423,242
MN State Hsg. Fin. Agcy. Rev. Bonds, (Res. Hsg. Fin.),
Ser. E, 5.10%, 1/1/40	Aa1	425,000	428,073
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/34	A1	150,000	167,066
5.00%, 10/1/33	A1	250,000	279,023
5.00%, 10/1/29	A1	350,000	402,504
MN State Office of Higher Ed. Rev. Bonds,
(Supplemental Student Loan Program),
4.00%, 11/1/37	AA	1,000,000	1,005,580

24 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E,
3.50%, 1/1/46	Aa1	$630,000	$641,693
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College
Corp.), 5.00%, 12/1/40	Baa1	500,000	530,545
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	439,236
5.00%, 1/1/36	A3	180,000	199,175
5.00%, 1/1/35	A3	170,000	188,595
5.00%, 1/1/34	A3	210,000	233,583
5.00%, 1/1/33	A3	235,000	262,406
5.00%, 1/1/32	A3	215,000	240,682
5.00%, 1/1/31	A3	200,000	224,916
5.00%, 1/1/28	A3	250,000	282,583
Ser. A-2, U.S. Govt. Coll., 5.00%, 1/1/24
(Prerefunded 1/1/21)	A3	500,000	530,225
Ser. A-1, 5.00%, 1/1/19	A3	500,000	501,140
Otsego, Charter School Lease Rev. Bonds,
(Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB	400,000	381,596
Prior Lake, G.O. Bonds, (Indpt. School Bldg. & Dist.
No. 719), Ser. A, 5.00%, 2/1/31	Aa2	1,210,000	1,418,544
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280),
Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,551,795
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43	Aa3	1,000,000	1,096,900
Ser. A, 5.00%, 12/1/36	Aa3	500,000	562,765
Ser. A, 5.00%, 12/1/35	Aa3	500,000	564,845
Rochester, Hlth. Care Fac. Rev. Bonds
(Olmsted Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,053,280
(Mayo Clinic), Ser. D, 5.00%, 11/15/38	Aa2	500,000	516,910
(Mayo Clinic), Ser. E, 5.00%, 11/15/38	Aa2	750,000	775,365
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	614,805
(Olmsted Med. Ctr.), 5.00%, 7/1/33	A/F	650,000	702,020
(Mayo Clinic), Ser. B, 5.00%, 11/15/29	Aa2	750,000	905,895
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,512,930
(Mayo Clinic), 4.00%, 11/15/41	Aa2	250,000	251,653
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 1.66%, 11/15/38	Aa2	500,000	500,000
Ser. B, 1.66%, 11/15/38	VMIG1	550,000	550,000
Rocori Area Schools, G.O. Bonds, (Indpt. School
Bldg. & Dist. No. 750), Ser. B, U.S. Govt. Coll., 5.00%,
2/1/28 (Prerefunded 2/1/19)	AAA	525,000	527,714
Rosemount, G.O. Bonds, (Indpt. School Dist.
No 196), Ser. A, 5.00%, 2/1/27	AAA	500,000	580,505
Roseville, G.O. Bonds, (Indpt. School Bldg. & Dist.
No. 623), Ser. A, 5.00%, 2/1/19	Aa2	2,135,000	2,145,440
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No.
748), Ser. B, zero %, 2/1/34	Aa2	700,000	394,849
Shakopee, Hlth. Care Facs. Rev. Bonds, (St. Francis
Regl. Med. Ctr.)
5.00%, 9/1/34	A–	670,000	717,135
5.00%, 9/1/29	A–	250,000	273,655

Minnesota Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev.
Bonds, Ser. A
U.S. Govt. Coll., 5.25%, 1/1/30
(Prerefunded 1/1/19)	A1	$750,000	$751,988
5.00%, 1/1/42	A1	1,500,000	1,681,590
5.00%, 1/1/36	A1	500,000	556,055
NATL, zero %, 1/1/24	A1	2,000,000	1,750,740
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare
Hlth. Syst.)
AGC, U.S. Govt. Coll., 5.375%, 5/1/31
(Prerefunded 5/1/19)	A1	1,000,000	1,014,250
Ser. A, 5.125%, 5/1/30	A1	30,000	31,236
Ser. A, U.S. Govt. Coll., 5.125%, 5/1/30
(Prerefunded 5/1/20)	Aaa	470,000	490,219
Ser. A, 5.00%, 5/1/46	A1	1,500,000	1,626,915
St. Louis Park, Hlth. Care Fac. Rev. Bonds, (Nicollet
Hlth. Svcs.), U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	Aaa	1,000,000	1,021,780
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds,
(Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	533,585
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA
Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB+	350,000	314,857
St. Paul, Hsg. & Redev. Auth. Charter School
Lease Rev. Bonds
(Nova Classical Academy), Ser. A, 6.625%, 9/1/42
(Prerefunded 9/1/21)	BBB–	250,000	279,478
Ser. A, 5.00%, 12/1/37	BBB–	500,000	518,045
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	252,360
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB+	500,000	500,790
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BBB–	250,000	236,285
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds,
Ser. A, 4.00%, 10/1/33	A–	650,000	665,828
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds
(Gillette Children’s Specialty Healthcare), U.S.
Govt. Coll., 5.00%, 2/1/29 (Prerefunded 2/1/19)	AAA/P	1,000,000	1,005,000
(Fairview Hlth. Svcs. Oblig. Group), Ser. A,
4.00%, 11/15/37	A+	1,000,000	1,005,350
(Fairview Hlth. Svcs. Oblig. Group), Ser. A,
4.00%, 11/15/36	A+	1,000,000	1,008,610
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A+	1,000,000	1,107,870
5.00%, 7/1/32	A+	500,000	556,385
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds,
(Healtheast Care Syst.), Ser. A, U.S. Govt. Coll.,
5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	755,287
St. Paul, Metro. Council Area G.O. Bonds, (Transit
Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,180,435
St. Paul, Port Auth. Lease Rev. Bonds, (Regions
Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	750,000	751,013

26 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds, (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	$200,000	$180,632
U. of MN Rev. Bonds, Ser. A
5.50%, 7/1/21 (Escrowed to maturity)	AA	1,000,000	1,052,650
5.00%, 4/1/41	Aa1	1,000,000	1,113,470
5.00%, 9/1/39	Aa1	1,500,000	1,706,580
5.00%, 4/1/35	Aa1	1,000,000	1,129,970
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,689,300
5.00%, 1/1/32	Aa3	500,000	566,300
5.00%, 1/1/31	Aa3	1,000,000	1,108,480
5.00%, 1/1/30	Aa3	1,000,000	1,097,760
Willmar, G.O. Bonds, (Rice Memorial Hosp.), Ser. A,
5.00%, 2/1/21	Aa3	1,000,000	1,059,260
Winona, Hlth. Care Fac. Rev. Bonds, (Winona Hlth.
Oblig. Group), 5.00%, 7/1/34	BBB	400,000	409,268
Woodbury, G.O. Bonds, Ser. A, 3.00%, 2/1/22	AAA	780,000	802,238
Woodbury, Charter School Lease Rev. Bonds, (MSA
Bldg. Co.), Ser. A
5.00%, 12/1/32	BBB–	220,000	229,403
5.00%, 12/1/27	BBB–	210,000	220,928
			106,816,354
New Jersey (0.3%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link
Borrower, LLC), 5.375%, 1/1/43	BBB–	260,000	277,989
			277,989
New York (0.1%)
Nassau Cnty., Local Econ. Assistance Corp. Rev.
Bonds, (Catholic Hlth. Svcs. of Long Island Oblig.
Group), 5.00%, 7/1/33	A–	100,000	107,068
			107,068
Ohio (0.4%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	150,000	164,129
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	267,033
			431,162
Puerto Rico (0.2%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, NATL, zero %, 8/1/44	Baa2	1,000,000	254,550
			254,550
Wisconsin (0.2%)
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose
Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	250,000	262,550
			262,550

TOTAL INVESTMENTS
Total investments (cost $107,783,305)	$108,256,398

Minnesota Tax Exempt Income Fund 27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $109,674,362.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.69%, 2.35% and 2.74%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	18.6%
Health care	18.5
Local debt	15.3
Utilities	14.4
Prerefunded	11.8

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$108,256,398	$—
Totals by level	$—	$108,256,398	$—

The accompanying notes are an integral part of these financial statements.

28 Minnesota Tax Exempt Income Fund

Statement of assets and liabilities 11/30/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $107,783,305)	$108,256,398
Cash	209,204
Interest and other receivables	1,428,098
Receivable for shares of the fund sold	388,146
Receivable for investments sold	15,252
Prepaid assets	22,364
Total assets	110,319,462

LIABILITIES
Payable for shares of the fund repurchased	450,367
Payable for compensation of Manager (Note 2)	39,022
Payable for custodian fees (Note 2)	3,400
Payable for investor servicing fees (Note 2)	15,316
Payable for Trustee compensation and expenses (Note 2)	61,510
Payable for administrative services (Note 2)	411
Payable for distribution fees (Note 2)	36,799
Other accrued expenses	38,275
Total liabilities	645,100

Net assets	$109,674,362

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$109,148,279
Total distributable earnings (Note 1)	526,083
Total — Representing net assets applicable to capital shares outstanding	$109,674,362

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($64,510,460 divided by 7,166,571 shares)	$9.00
Offering price per class A share (100/96.00 of $9.00)*	$9.38
Net asset value and offering price per class B share ($503,375 divided by 56,102 shares)**	$8.97
Net asset value and offering price per class C share ($14,058,626 divided by 1,564,596 shares)**	$8.99
Net asset value and redemption price per class M share ($149,677 divided by 16,636 shares)	$9.00
Offering price per class M share (100/96.75 of $9.00)†	$9.30
Net asset value, offering price and redemption price per class R6 share
($1,914,080 divided by 212,212 shares)	$9.02
Net asset value, offering price and redemption price per class Y share
($28,538,144 divided by 3,164,065 shares)	$9.02

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 29

Statement of operations Six months ended 11/30/18 (Unaudited)

INVESTMENT INCOME
Interest income	$1,891,076
Total investment income	1,891,076

EXPENSES
Compensation of Manager (Note 2)	237,329
Investor servicing fees (Note 2)	46,281
Custodian fees (Note 2)	3,747
Trustee compensation and expenses (Note 2)	2,520
Distribution fees (Note 2)	155,017
Administrative services (Note 2)	1,251
Auditing and tax fees	27,605
Other	36,276
Total expenses	510,026
Expense reduction (Note 2)	(6,773)
Net expenses	503,253

Net investment income	1,387,823

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	136,420
Total net realized gain	136,420
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,762,370)
Total change in net unrealized depreciation	(1,762,370)

Net loss on investments	(1,625,950)

Net decrease in net assets resulting from operations	$(238,127)

The accompanying notes are an integral part of these financial statements.

30 Minnesota Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/18*	Year ended 5/31/18
Operations
Net investment income	$1,387,823	$2,848,381
Net realized gain on investments	136,420	539,445
Net unrealized depreciation of investments	(1,762,370)	(2,358,048)
Net increase (decrease) in net assets resulting
from operations	(238,127)	1,029,778
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(67,966)
Class B	—	(597)
Class C	—	(16,610)
Class M	—	(197)
Class Y	—	(21,329)
From tax-exempt net investment income
Class A	(875,187)	(1,948,437)
Class B	(5,094)	(13,208)
Class C	(136,525)	(341,778)
Class M	(1,810)	(5,177)
Class R6	(8,785)	(8)
Class Y	(367,784)	(616,958)
From net realized long-term gain on investments
Class A	—	(110,962)
Class B	—	(979)
Class C	—	(27,252)
Class M	—	(324)
Class Y	—	(34,996)
Increase from capital share transactions (Note 4)	1,344,848	3,614,169
Total increase (decrease) in net assets	(288,464)	1,437,169

NET ASSETS
Beginning of period	109,962,826	108,525,657
End of period (Note 1)	$109,674,362	$109,962,826

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2018**	$9.14	.12	(.14)	(.02)	(.12)	—	(.12)	$9.00	(.23)*	$64,510	.44*	1.29*	6*
May 31, 2018	9.32	.26	(.17)	.09	(.26)	(.01)	(.27)	9.14	1.07	70,606.87		2.68	17
May 31, 2017	9.48	.26	(.16)	.10	(.26)	—	(.26)	9.32	1.11	73,473.87		2.79	15
May 31, 2016	9.37	.28	.11	.39	(.28)	—	(.28)	9.48	4.19	88,240	.85[c]	2.94[c]	15
May 31, 2015	9.36	.28	.01	.29	(.28)	—	(.28)	9.37	3.15	89,082.83		3.02	6
May 31, 2014	9.51	.29	(.10)	.19	(.29)	(.05)	(.34)	9.36	2.08	85,180.83		3.16	5
Class B
November 30, 2018**	$9.11	.09	(.14)	(.05)	(.09)	—	(.09)	$8.97	(.55)*	$503	.75*	.98*	6*
May 31, 2018	9.29	.20	(.16)	.04	(.21)	(.01)	(.22)	9.11	.43	536	1.49	2.06	17
May 31, 2017	9.45	.20	(.16)	.04	(.20)	—	(.20)	9.29	.49	719	1.49	2.17	15
May 31, 2016	9.35	.22	.10	.32	(.22)	—	(.22)	9.45	3.45	886	1.47[c]	2.32[c]	15
May 31, 2015	9.33	.23	.01	.24	(.22)	—	(.22)	9.35	2.64	1,063	1.45	2.40	6
May 31, 2014	9.49	.23	(.11)	.12	(.23)	(.05)	(.28)	9.33	1.35	1,236	1.45	2.54	5
Class C
November 30, 2018**	$9.12	.08	(.13)	(.05)	(.08)	—	(.08)	$8.99	(.51)*	$14,059	.82*	.91*	6*
May 31, 2018	9.30	.19	(.17)	.02	(.19)	(.01)	(.20)	9.12	.29	16,078	1.64	1.91	17
May 31, 2017	9.46	.19	(.16)	.03	(.19)	—	(.19)	9.30	.34	17,722	1.64	2.02	15
May 31, 2016	9.36	.20	.10	.30	(.20)	—	(.20)	9.46	3.29	18,133	1.62[c]	2.17[c]	15
May 31, 2015	9.35	.21	.01	.22	(.21)	—	(.21)	9.36	2.37	17,257	1.60	2.26	6
May 31, 2014	9.50	.22	(.10)	.12	(.22)	(.05)	(.27)	9.35	1.30	16,034	1.60	2.39	5
Class M
November 30, 2018**	$9.13	.10	(.13)	(.03)	(.10)	—	(.10)	$9.00	(.33)*	$150	.57*	1.16*	6*
May 31, 2018	9.31	.23	(.16)	.07	(.24)	(.01)	(.25)	9.13	.79	205	1.14	2.41	17
May 31, 2017	9.47	.24	(.16)	.08	(.24)	—	(.24)	9.31	.84	216	1.14	2.52	15
May 31, 2016	9.37	.25	.10	.35	(.25)	—	(.25)	9.47	3.80	271	1.12[c]	2.66[c]	15
May 31, 2015	9.35	.26	.02	.28	(.26)	—	(.26)	9.37	2.99	360	1.10	2.75	6
May 31, 2014	9.51	.27	(.12)	.15	(.26)	(.05)	(.31)	9.35	1.70	484	1.10	2.89	5
Class R6
November 30, 2018**	$9.15	.13	(.13)	—[d]	(.13)	—	(.13)	$9.02	.02*	$1,914	.31*	1.40*	6*
May 31, 2018†	9.09	—[d]	.07	.07	(.01)	—	(.01)	9.15	.74*	10	.02*	.08*	17
Class Y
November 30, 2018**	$9.16	.13	(.14)	(.01)	(.13)	—	(.13)	$9.02	(.12)*	$28,538	.32*	1.40*	6*
May 31, 2018	9.34	.28	(.17)	.11	(.28)	(.01)	(.29)	9.16	1.30	22,527.64		2.91	17
May 31, 2017	9.50	.28	(.16)	.12	(.28)	—	(.28)	9.34	1.34	16,396.64		3.02	15
May 31, 2016	9.39	.30	.11	.41	(.30)	—	(.30)	9.50	4.43	5,912	.62[c]	3.17[c]	15
May 31, 2015	9.38	.31	—[d]	.31	(.30)	—	(.30)	9.39	3.38	3,557.60		3.26	6
May 31, 2014	9.53	.31	(.10)	.21	(.31)	(.05)	(.36)	9.38	2.31	1,438.60		3.39	5

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Minnesota Tax Exempt Income Fund	Minnesota Tax Exempt Income Fund 33

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Minnesota Tax Exempt Income Fund

Notes to financial statements 11/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through November 30, 2018.

Putnam Minnesota Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Minnesota personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Minnesota personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Minnesota Tax Exempt Income Fund 35

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

36 Minnesota Tax Exempt Income Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $59,700 recognized during the period between November 1, 2017 and May 31, 2018 to its fiscal year ending May 31, 2019.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $107,805,263, resulting in gross unrealized appreciation and depreciation of $1,584,742 and $1,133,607, respectively, or net unrealized appreciation of $451,135.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $5,590.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.216% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Minnesota Tax Exempt Income Fund 37

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$28,475	Class R6	149
Class B	217	Class Y	11,045
Class C	6,326	Total	$46,281
Class M	69

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,773 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $77, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$77,333
Class B	1.00%	0.85%	2,190
Class C	1.00%	1.00%	75,083
Class M	1.00%	0.50%	411
Total			$155,017

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

38 Minnesota Tax Exempt Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,646 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,238,272	$6,212,526
U.S. government securities (Long-term)	—	—
Total	$6,238,272	$6,212,526

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	289,857	$2,610,517	1,473,045	$13,617,882
Shares issued in connection with
reinvestment of distributions	88,906	804,832	207,978	1,919,022
	378,763	3,415,349	1,681,023	15,536,904
Shares repurchased	(939,896)	(8,517,466)	(1,838,872)	(17,026,375)
Net decrease	(561,133)	$(5,102,117)	(157,849)	$(1,489,471)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	110	$1,001	2,591	$23,781
Shares issued in connection with
reinvestment of distributions	528	4,760	1,417	13,038
	638	5,761	4,008	36,819
Shares repurchased	(3,432)	(31,102)	(22,502)	(207,717)
Net decrease	(2,794)	$(25,341)	(18,494)	$(170,898)

Minnesota Tax Exempt Income Fund 39

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	35,354	$321,025	174,575	$1,608,610
Shares issued in connection with
reinvestment of distributions	13,893	125,501	37,394	344,547
	49,247	446,526	211,969	1,953,157
Shares repurchased	(247,538)	(2,239,449)	(354,301)	(3,258,486)
Net decrease	(198,291)	$(1,792,923)	(142,332)	$(1,305,329)

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	199	1,810	618	5,698
	199	1,810	618	5,698
Shares repurchased	(6,033)	(55,092)	(1,379)	(12,809)
Net decrease	(5,834)	$(53,282)	(761)	$(7,111)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 11/30/18		TO 5/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	239,834	$2,162,205	1,100	$10,000
Shares issued in connection with
reinvestment of distributions	1,011	9,092	1	8
	240,845	2,171,297	1,101	10,008
Shares repurchased	(29,734)	(267,262)	—	—
Net increase	211,111	$1,904,035	1,101	$10,008

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,405,261	$12,748,792	1,482,823	$13,771,166
Shares issued in connection with
reinvestment of distributions	34,668	313,982	52,027	480,614
	1,439,929	13,062,774	1,534,850	14,251,780
Shares repurchased	(736,462)	(6,648,298)	(830,584)	(7,674,810)
Net increase	703,467	$6,414,476	704,266	$6,576,970

At the close of the reporting period, Putnam Investments, LLC owned 1,117 class R6 shares of the fund (0.53% of class R6 shares outstanding), valued at $10,075.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Minnesota and may be affected by economic and political developments in that state.

40 Minnesota Tax Exempt Income Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Minnesota Tax Exempt Income Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 Minnesota Tax Exempt Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Minnesota Tax Exempt Income Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 Minnesota Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA049 314371 1/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Minnesota Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019